UNITED STATES SECURITIES AND EXCHANGE COMMISSION WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 Date of report (Date of earliest event reported): February 20, 2018
Horizon Global Corporation (Exact Name of Registrant as Specified in Charter)

Delaware	001-37427	47-3574483
_____________________ (State or Other Jurisdiction	_____________ (Commission	______________ (IRS Employer
of Incorporation)	File Number)	Identification No.)

2600 West Big Beaver Road, Suite 555, Troy, Michigan _____________________		48084 ___________ (Zip Code)
(Address of principal executive offices)

Registrant’s telephone number, including area code:	(248) 593-8820 _____________

Not Applicable
________________________________________ (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☑

Item 1.01     Entry into a Material Definitive Agreement.
On February 20, 2019, Horizon Global Corporation (the “Company”) entered into a Credit Agreement (the “Senior Term Loan Agreement”) with Cortland Capital Markets Services LLC, as administrative agent and collateral agent, and the lenders party thereto. The Senior Term Loan Agreement provides for a term loan facility in the aggregate principal amount of $10,000,000, all of which has been borrowed by the Company. Certain of the lenders under the Company’s existing term loan facility provided pursuant to the Term Loan Credit Agreement, dated as of June 30, 2015, as amended (the “Term Loan Agreement”), among the Company, JPMorgan Chase Bank, N.A., as administrative agent, and the other lenders party thereto, are the lenders under the Senior Term Loan Agreement. The Senior Term Loan Agreement requires the Company to obtain additional financing in amounts and on terms acceptable to the lenders. Borrowings under the Senior Term Loan Agreement mature on March 7, 2019.
Additionally on February 20, 2019, the Company entered into (i) the Fifth Amendment to Credit Agreement (the “Term Amendment”) with JPMorgan Chase Bank, N.A., as administrative agent, certain of its affiliates and certain other institutions named on the signature pages thereto, to amend the Term Loan Agreement and (ii) the Fourth Amendment to Amended and Restated Loan Agreement and Omnibus Amendment (the “ABL Amendment”) with Bank of America, N.A., as administrative agent, and certain other financial institutions named on the signature pages thereto, to amend the Amended and Restated Loan Agreement, dated as of December 22, 2015 (the “ABL Credit Agreement”), by and among the Company, as borrower, Bank of America, N.A., as administrative agent and the other lenders that are parties thereto. The Term Amendment and the ABL Amendment, among other modifications, permitted the Borrower to enter into the Senior Term Loan Agreement and tightened certain indebtedness, asset sale, investment and restricted payment baskets.
As previously disclosed, the Company does not expect to be in compliance with the net leverage ratio covenant in the Term Loan Agreement as of December 31, 2018, and the Company has been in active discussions with its lenders regarding amendments to the Term Loan Agreement. The Company has also been in discussions with its existing lenders and prospective lenders regarding additional financing to better position the Company to address the working capital needs for its 2019 summer selling season and provide additional operating flexibility. On February 26, 2019, the Company received a binding commitment from a third party to provide a second lien term facility in the aggregate principal amount of $100,000,000 (the “Second Lien Term Facility”). The Company would use borrowings under the proposed Second Lien Term Facility or any other additional financing to, among other things, repay all amounts outstanding under the Senior Term Loan Agreement, to repay a portion of the debt outstanding under the Term Loan Agreement and for working capital purposes. Consummating the Second Lien Term Facility or any other additional financing would be subject to the satisfaction or waiver of a number of conditions, including the agreement of the required lenders under each of the ABL Credit Agreement and the Term Loan Agreement to provide amendments to, among other things, permit the incurrence of the debt under the Second Lien Term Facility and modify certain covenants. There can be no assurance that the Company will be able to successfully consummate the Second Lien Term Facility or any other additional financing.

Item 2.02	Results of Operations and Financial Condition.

The Lender Presentation (as defined below under Item 7.01) attached hereto as Exhibit 99.1 contains, among other things, certain preliminary financial information for the quarter and year ended December 31, 2018.

The information contained in this Item 2.02, including Exhibit 99.1, shall not be deemed “filed” for any purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that Section, nor shall such information be deemed incorporated by reference into any filing under the Securities Act of 1933 (the “Securities Act”), regardless of any general incorporation language in such filings.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information regarding the Senior Term Loan Agreement set forth above under Item 1.01 is incorporated by reference into this Item 2.03.

Item 7.01	Regulation FD Disclosure.
As noted above under Item 1.01, the Company has been in active discussions with its lenders regarding amendments to the Term Loan Agreement and with its existing lenders and prospective lenders regarding the additional financing required under the terms of the Senior Term Loan Agreement. In connection with these discussions, the Company entered into confidentiality agreements with certain existing and prospective lenders. Pursuant to the confidentiality agreements, the Company agreed to publicly disclose material non-public information provided thereunder upon the occurrence of certain events or upon the passage of a date certain.

Accordingly, the Company is furnishing as Exhibit 99.1 attached hereto a lender presentation (the “Lender Presentation”) that contains certain material non-public information.
The Lender Presentation contains projections of the Company’s revenue, gross margin, adjusted EBITDA, near-term cash balances, capital expenditures and certain balance sheet items (the “Projections”). The Company generally does not publicly disclose or make external projections such as the Projections. However, the Lender Presentation was shared pursuant to the confidentiality agreements and remained subject to non-disclosure and confidentiality restrictions until the date hereof. The Projections were not prepared with a view toward public disclosure or general use, but rather were prepared for the internal use of the Company and were provided pursuant to the confidentiality agreements for the limited purpose of providing information in connection with the Company’s discussions about amendments to the Term Loan Agreement and additional financing. The estimates and assumptions underlying the Projections and any other prospective financial information or projections contained in the Lender Presentation are inherent to significant economic and competitive uncertainties and contingencies, which are difficult or impossible to predict accurately. Accordingly, there can be no assurance that the Projections or any other prospective financial information or projections contained in the Lender Presentation will be realized. The Company’s actual results are likely to be different than its projected results, and such differences may be material.
The information contained in this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for any purpose, including for the purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that Section, nor shall such information be deemed incorporated by reference into any filing under the Securities Act, regardless of any general incorporation language in such filings.

Item 9.01    Financial Statements and Exhibits.

(d)    Exhibits.
The following exhibits are furnished herewith:

Exhibit No.	Description

99.1	Lender Presentation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HORIZON GLOBAL CORPORATION

Date:	February 26, 2019	By:	/s/ Jay Goldbaum
		Name:	Jay Goldbaum
		Title:	General Counsel and Corporate Secretary